OMB Number:               3235-0570

Expires:     January 31, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-10527

                                         A&Q Equity Opportunity Fund LLC

(Exact name of registrant as specified in charter)

677 Washington Boulevard

                                               Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim

UBS Hedge Fund Soulutions LLC

677 Washington Boulevard

                                         Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-719-1428

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q EQUITY OPPORTUNITY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2015

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Equity Opportunity Fund LLC

A&Q EQUITY OPPORTUNITY FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December  31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

A&Q Equity Opportunity Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Equity Opportunity Fund LLC (the “Fund”), including the schedule of portfolio investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2015, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Equity Opportunity Fund LLC at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2016

A member firm of Ernst & Young Global Limited

A&Q Equity Opportunity Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2015

ASSETS

Investments in Investment Funds, at fair value (cost $12,192,734)	$14,612,754
Cash	7,969,730
Receivable from Investment Funds	32,198,788
Due from Adviser	300,191

Total Assets	55,081,463

LIABILITIES

Transfer due to Acquiring Fund (see Note 1)	48,021,099
Withdrawals payable	6,539,859
Professional fees payable	215,527
Management Fee payable	114,463
Withdrawals payable to Adviser	71,727
Reorganization expenses payable	41,018
Administration fee payable	26,530
Directors’ fees payable	26,500
Custody fee payable	7,200
Other liabilities	17,540

Total Liabilities	55,081,463

Members’ Capital	$–

MEMBERS’ CAPITAL

Represented by:
Net capital contributions	$(2,420,020)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	2,420,020

Members’ Capital	$–

The accompanying notes are an integral part of these financial statements.

A&Q Equity Opportunity Fund LLC

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME

Other income (see Note 2)	$110,228

Total Investment Income	110,228

EXPENSES

Management Fee	726,077
Reorganization expenses	300,191
Professional fees	279,183
Directors’ fees	100,333
Administration fee	79,541
Commitment Fee	20,125
Custody fee	11,630
Printing, insurance and other expenses	62,678

Total Expenses	1,579,758

Reimbursement from Adviser	(300,191)

Net Expenses	1,279,567

Net Investment Loss	(1,169,339)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	11,681,920
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(11,446,803)

Net Realized and Unrealized Gain/(Loss) from Investments	235,117

Net Decrease in Members’ Capital Derived from Operations	$(934,222)

The accompanying notes are an integral part of these financial statements.

A&Q Equity Opportunity Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2014 and 2015

	Adviser	Members	Total

Members’ Capital at January 1, 2014	$67,230	$63,983,796	$64,051,026

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(468)	(1,235,007)	(1,235,475)
Net realized gain/(loss) from investments in Investment Funds	5,715	5,247,810	5,253,525
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(218)	(145,012)	(145,230)
Incentive Allocation	193,390	(193,390)	–
Net Increase in Members’ Capital Derived from Operations	198,419	3,674,401	3,872,820

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals	(193,390)	(8,454,437)	(8,647,827)
Net Decrease in Members’ Capital Derived from Capital Transactions	(193,390)	(8,454,437)	(8,647,827)

Members’ Capital at December 31, 2014	$72,259	$59,203,760	$59,276,019

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(603)	(1,168,736)	(1,169,339)
Net realized gain/(loss) from investments in Investment Funds	14,935	11,666,985	11,681,920
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(14,864)	(11,431,939)	(11,446,803)
Incentive Allocation	6,219	(6,219)	–
Net Decrease in Members’ Capital Derived from Operations	5,687	(939,909)	(934,222)

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ withdrawals (see Note 1)	(77,946)	(58,263,851)	(58,341,797)
Net Decrease in Members’ Capital Derived from Capital Transactions	(77,946)	(58,263,851)	(58,341,797)

Members’ Capital at December 31, 2015	$–	$–	$–

The accompanying notes are an integral part of these financial statements.

A&Q Equity Opportunity Fund LLC

Statement of Cash Flows

Year Ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(934,222)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(10,250,000)
Proceeds from disposition of investments in Investment Funds	49,642,363
Net realized (gain)/loss from investments in Investment Funds	(11,681,920)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	11,446,803
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	3,000,000
Due from affiliate	(300,191)
Receivable from Investment Funds	(25,957,740)
Other assets	7,175
Increase (decrease) in liabilities:
Administration fee payable	2,306
Custody fee payable	3,200
Directors’ fees payable	26,500
Management Fee payable	46,145
Professional fees payable	(21,102)
Reorganization expenses payable	41,018
Other liabilities	(15,273)
Net cash provided by operating activities	15,055,062

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser’s withdrawals, including change in withdrawals payable to Adviser	(193,735)
Payments on Members’ withdrawals, including change in withdrawals payable	(9,168,212)
Net cash used in financing activities	(9,361,947)

Net increase in cash	5,693,115
Cash-beginning of year	2,276,615
Cash-end of year	$7,969,730

The accompanying notes are an integral part of these financial statements.

A&Q Equity Opportunity Fund LLC

Financial Highlights

December 31, 2015

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Incentive Allocation, if applicable, and the timing of capital transactions.

		Years Ended December 31,
	2015	2014	2013	2012	2011

Ratio of net investment loss to average members’ capital [a,b]	(2.01%)	(1.92%)	(2.00%)	(2.00%)	(1.77%)

Ratio of gross expenses to average members’ capital [a,b]	2.72%	1.92%	2.00%	2.00%	1.78%

Ratio of net expenses to average members’ capital after Incentive Allocation [a,b,c]	2.21%	2.22%	2.29%	2.01%	1.77%

Portfolio turnover rate	21.05%	15.14%	4.45%	24.97%	53.59%

Total return after Incentive Allocation [d,e]	(1.93%)	5.83%	10.69%	5.86%	(5.17%)

Members’ capital at end of year (including the Adviser)	$—	$59,276,019	$64,051,026	$72,999,728	$95,072,926

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Incentive Allocation were 2.20%, 1.92%, 2.00%, 2.00% and 1.77% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

d

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

e	The total returns before Incentive Allocation were (1.90%), 6.15%, 11.02%, 5.86% and (5.16%) for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The accompanying notes are an integral part of these financial statements.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements

December 31, 2015

1.	Organization

A&Q Equity Opportunity Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 13, 2001 and commenced operations on December 1, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to maximize capital appreciation over the long-term. The Fund seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers (the “Investment Managers”) who over time have produced attractive returns in the U.S. equity market. Investment Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (formerly UBS Alternative and Quantitative Investments LLC) (“UBS Hedge Fund Solutions”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. All other members are herein referred to as “Members”.

The Board approved the reorganization of the Fund with and into A&Q Masters Fund (the “Acquiring Fund”), pursuant to which the Fund will transfer its assets to the Acquiring Fund in a taxable reorganization in exchange for shares of the Acquiring Fund and the assumption by the

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

1.	Organization (continued)

Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Prior to the Reorganization, the Board offered Members an opportunity to tender in full their interests to the Fund for repurchase. The amount tendered is included in withdrawals payable in the Statement of Assets, Liabilities and Members’ Capital. The Reorganization will become effective as of the end of business on December 31, 2015. As a result of the Reorganization, subscriptions into the Fund, for both new and existing Members, were suspended on May 1, 2015, and will remain suspended in light of the Reorganization. Following the Reorganization, the Fund will cease operations.

Prior to the Reorganization, initial and additional applications for interests by eligible investors were accepted at such times as the Board determined and were generally accepted monthly. The Board reserved the right to reject any application for interests in the Fund.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued an update on Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). Per ASU 2015-07, an investment within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The update is required for fiscal periods beginning after December 15, 2015, however, earlier adoption is permitted. The Adviser has elected to early adopt ASU 2015-07. Additional disclosures required by ASU 2015-07, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $14,612,754.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There have been no transfers between levels during the reporting period.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of December 31, 2015. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of December 31, 2015.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of December 31, 2015, the Investment Funds in the equity hedged strategy had $3,506,186, representing 25% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Investments representing approximately 1 percent of the value of the investments in this category cannot be redeemed because the investments

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

include restrictions that do not allow for redemption in the first 12 months after acquisition. The remaining restriction period for these investments is 1 month at December 31, 2015.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading). The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. As of December 31, 2015, the Investment Funds in the other strategy were not subject to investor level gates and/or lock-ups. The investments in this category are held in side pockets; therefore redemption notice periods are no longer effective and the liquidation of assets is uncertain.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, can be found in the Schedule of Portfolio Investments.

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s members’ capital at December 31, 2015.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

In 2008, the Fund’s former investment adviser, UBS Fund Advisor LLC, inaccurately allocated the costs of the insurance premiums (the “premiums”) to the Fund. In analyzing the premiums for 2015, the Adviser concluded that the costs should have been allocated to both the Fund and the Adviser in proportions agreed to by both parties. The Board and the Adviser agreed that the Fund should be repaid for the Adviser’s share of the premiums during the period from 2008-2014, with interest. Included in other income is $110,228 from the repayment of this portion of the premiums and interest by the Adviser. See Note 3 for additional related party transactions.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $1,169,339 and $11,681,920 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds, respectively, to net capital contributions during the year ended December 31, 2015. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2015 and had no effect on members’ capital.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account as described below. The Management

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

3.	Related Party Transactions (continued)

Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account. A portion of the Management Fee will be paid by UBS Hedge Fund Solutions to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser or Administrator and the Special Advisory Account as described below.

The Adviser has committed to reimburse the Fund for expenses incurred in connection with the Reorganization. The total amount to be reimbursed is $300,191 and is included in the due from Adviser line item on the Statement of Assets, Liabilities and Members’ Capital.

The Adviser is entitled to receive, generally at the end of each fiscal year and upon a Member’s withdrawal, an incentive allocation (the “Incentive Allocation”) of 5% of the net profits (defined as net increase in Members Capital derived from Operations), if any, that would have been credited to the Member’s capital account for such period. A special advisory account (the “Special Advisory Account”) has been established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the year ended December 31, 2015 and year ended December 31, 2014 was $6,219 and $193,390, respectively.

Due to the Reorganization, the Adviser withdrew its interest in full at December 31, 2015. The Adviser’s withdrawals for the year ended December 31, 2015 were $77,946, of which $71,727 were payable at December 31, 2015.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

3.	Related Party Transactions (continued)

The Fund, along with other funds advised by UBS Hedge Fund Solutions, the Directors and the Adviser, is insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated to the Adviser and to several UBS funds on a pro-rata basis by members’ capital. On an annual basis, the Adviser determines the allocation to each fund, and the allocation is then approved by the Board. During the year ended December 31, 2015, the Fund paid $28,236 in insurance fees.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a Credit Agreement (see Note 5). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counter party based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2015, the Fund incurred $20,125 in Commitment Fees to the counter party, of which none was payable at December 31, 2015.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

See Note 9 for additional related party transactions subsequent to year end.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

5.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which expired on July 16, 2015 (the “Credit Agreement”). Under the Credit Agreement, the Fund could borrow from time to time on a revolving basis at any time up to $9,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrued interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There was a Commitment Fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized. On August 18, 2015, the Fund’s participation in the Credit Agreement was terminated due to the impending Reorganization.

For the year ended December 31, 2015, the Fund did not borrow under this secured revolving line of credit.

6.	Investments

As of December 31, 2015, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2015 amounted to $10,250,000 and $49,642,363, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2015; therefore, the tax basis of investments for 2015 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 1.00% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 18.00% to 30.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

A&Q Equity Opportunity Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences and equity swaps. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

As of December 31, 2015, the Fund had $6,611,586 of withdrawals payable, including withdrawals payable to Adviser. On February 5, 2016, the Fund paid $6,096,840, including withdrawals payable to the Adviser of $68,140. The remaining amount payable of $514,746 is scheduled to be paid in accordance with the terms of the Fund’s June 30, 2015 and December 31, 2015 tender offers. In addition, on January 1, 2016, the transfer due to the Acquiring Fund of $48,021,099 was fully transferred to the Acquiring Fund, as completion of the Reorganization.

Additionally, as of December 31, 2015, the Fund had $32,198,788 receivable from Investment Funds. Subsequent to December 31, 2015, the Fund received $31,090,487 from Investment Funds. The remaining amount receivable of $1,108,301 is scheduled to be received in accordance with the redemption terms of the Investment Funds.

A&Q Equity Opportunity Fund LLC

Schedule of Portfolio Investments

December 31, 2015

Investment Fund	Geographic Focus	Cost	Fair Value	% of Members’ Capital (a)	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Cadian Fund, L.P.	US/Canada	$510,883	$700,694	N/A	1/1/2011	Semi-Annual	60 days	12/31/2015	(d)	$700,694
Glenview Institutional Partners, L.P.	US/Canada	1,796,849	1,493,454	N/A	1/1/2015	Quarterly	45 days	12/31/2015		$1,493,454
Hayman Credes Fund, L.P.	US/Canada	97,582	96,519	N/A	2/1/2015	Quarterly	45 days	12/31/2015	(e)	$96,519
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	1,000,000	1,156,169	N/A	6/1/2015	Quarterly	45 days	12/31/2015		$1,156,169
Sachem Head, L.P.	US/Canada	2,250,000	2,708,973	N/A	11/1/2014	Quarterly	65 days	12/31/2015	(d)	$677,243
Shellback Fund, L.P.	US/Canada	2,321,049	2,599,207	N/A	5/1/2014	Quarterly	45 days	12/31/2015		$2,599,207
Visium Balanced Fund, L.P.	US/Canada	3,719,902	5,272,423	N/A	6/1/2011	Quarterly	60 days	12/31/2015		$5,272,423

Equity Hedged Subtotal		11,696,265	14,027,439

Other

Spindrift Partners, L.P.	Global	479,242	451,069	N/A	7/1/2005	N/A	N/A	N/A	(f)	N/A
Valinor Capital Partners, L.P.	US/Canada	17,227	134,246	N/A	7/1/2007	N/A	N/A	N/A	(f)	N/A

Other Subtotal		496,469	585,315

Total		$12,192,734	$14,612,754

(a)	The Fund was unable to calculate the percentage of Members’ Capital for each Investment Fund, as there is no Members’ Capital at December 31, 2015.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	This holding is under lock-up and is not redeemable without paying a fee.
(f)	All of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The preceding notes are an integral part of these financial statements.

A&Q EQUITY OPPORTUNITY FUND LLC (UNAUDITED)

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund last evaluated the Investment Advisory Agreement (the “Advisory Agreement “) at a meeting on September 24, 2015. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by UBS Hedge Fund Solutions LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors noted that management had recommended that the Fund be reorganized with and into A&Q Masters Fund after the close of business on December 31, 2015, and that, if approved by the Board and consummated, the Fund would thereafter cease to exist by operation of law. The Directors recognized that, while the Fund’s year-to-date performance for the period ended June 30, 2015 lagged the median performance of the Comparable Funds, it exceeded the average performance of the Comparable Funds, as well as the performance of the S&P 500 Index. They also noted that the Fund’s 2014 performance was the highest of the Comparable Funds.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Fund’s management fee was above the median management fee of the Comparable Funds, and the Fund’s incentive fee was equal to the median incentive fee of the Comparable Funds. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee charged to the Adviser’s retail clients, and the Fund’s incentive fee was below the standard incentive fee charged to the Adviser’s retail clients and non-retail clients. In light of the foregoing, the Directors felt that the combination of the advisory fee and the incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2015 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions, LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS

George W. Gowen (86) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	8	None

Stephen H. Penman (69) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

Virginia G. Breen (51) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: the Neuberger Berman Private Equity Registered Funds (7 funds); certain funds in the Calamos Fund Complex (27 portfolios); Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR

Meyer Feldberg (73)[3] c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	67	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (49) UBS HFS 1285 Avenue of the Americas New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS HFS since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS HFS.	N/A	N/A

Dylan Germishuys (46) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS HFS since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

Frank S. Pluchino (56) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director of UBS HFS since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on December 1, 2001.

[2]	As of December 31, 2015, of the 67 funds/portfolios in the complex, 59 were advised by an affiliate of UBS HFS and 8 comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $79,395 in 2015 and $75,045 in 2014. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 in 2015 and $2,355 in 2014. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $121,000 in 2015 and $105,000 in 2014. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2014.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $.734 mil in 2015 and $.843 mil in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area / Function	All
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:

- Failure to provided required disclosures for investment advisers and registered investment companies

- Failure to vote proxies in best interest of clients and funds

- Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Policy

1.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q EQUITY OPPORTUNITY FUND LLC

PORTFOLIO MANAGER DISCLOSURE

(a)(1)

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Norman E. Sienko, Jr., Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”). He also is the Co-Chairman of UBS HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of UBS HFS. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of UBS HFS. He also is the Co-Chairman of UBS HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in

Long/Short Equity. Messrs. Amlicke and Nardis have served as Portfolio Managers of the Fund since 2013. Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He is an Executive Director and a Senior Portfolio Manager of UBS HFS. Prior to joining UBS HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010. Mr. Sinder has been a Portfolio Manager of the Fund since 2007. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of UBS HFS. Mr. Sciortino joined the portfolio management team in 2007. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of UBS HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the

Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2015.

(a)(2)

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	7(1)	$1,411,335,540	62(2)	$13,633,594,222	15(3)	$18,329,649,004

Americo Nardis	7(1)	$1,411,335,540	62(2)	$13,633,594,222	15(3)	$18,329,649,004

Joseph M. Sciortino	4(1)	$306,770,123	1(4)	$6,483,000	0	N/A

Norman E. Sienko, Jr.	6(1)	$1,325,479,540	1(4)	$6,483,000	0	N/A

Russell Sinder	5(1)	$500,898,882	1(4)	$6,483,000	0	N/A

[1]	Of these accounts, 5 accounts with total assets of approximately $1,120,837,607 charge performance-based advisory fees.

[2]	Of these accounts, 37 accounts with total assets of approximately $9,988,989,580 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $10,649,599,103 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in the Fund.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) A&Q Equity Opportunity Fund LLC

By (Signature and Title)*      /s/ William Ferri

                                                  William Ferri, Principal Executive Officer

Date    3/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ William Ferri

                                                  William Ferri, Principal Executive Officer

Date    3/8/16

By (Signature and Title)*       /s/ Dylan Germishuys

                                                  Dylan Germishuys, Principal Accounting Officer

Date    3/8/16

* Print the name and title of each signing officer under his or her signature.